Financial income and expenses	12 Months Ended
Dec. 31, 2024
Financial income and expenses
Financial income and expenses	2.4. Financial income and expenses
Financial income

EURm	2024	2023	2022
Interest income on financial investments	269	199	68
Interest income on financing components of other contracts	31	21	13
Net interest income on defined benefit plans	176	188	93
Other financial income(1)(2)	(71)	18	4
Total	405	426	178
(1)In 2024, includes an expense of EUR 5 million (expense of EUR 2 million in 2023 and income of EUR 11 million in 2022) due to a change in the fair value of the financial liability related to Nokia Shanghai Bell. Refer to Note 6.3. Significant partly-owned subsidiaries.
(2)In 2024, includes EUR 79 million (EUR 0 million in 2023 and EUR 0 million in 2022) fair value loss on equity investment in Vodafone
Idea.
Financial expenses

EURm	2024	2023	2022
Interest expense on interest-bearing liabilities	(209)	(201)	(102)
Negative interest on financial investments	(1)	(3)	(27)
Interest expense on financing components of other contracts(1)	(86)	(126)	(66)
Interest expense on lease liabilities	(31)	(27)	(25)
Net fair value (losses)/gains on hedged items under fair value hedge accounting	(13)	(93)	262
Net fair value gains/(losses) on hedging instruments under fair value hedge accounting	10	89	(265)
Net foreign exchange gains/(losses)	16	(192)	24
Other financial expenses(2)	(6)	(26)	(83)
Total	(320)	(579)	(282)
(1)In 2024, includes EUR 63 million (EUR 106 million in 2023 and EUR 46 million in 2022) related to the sale of receivables.
(2)In 2024, includes a decrease in loss allowance of EUR 7 million (increase in loss allowance of EUR 9 million in 2023 and impairment of EUR 61 million in 2022) related to credit-impaired customers financing-related loan receivables.